UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03632

DWS Tax Free Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS
MAY 31, 2013 Annual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
35 Statement of Assets and Liabilities
37 Statement of Operations
38 Statement of Changes in Net Assets
39 Financial Highlights
44 Notes to Financial Statements
52 Report of Independent Registered Public Accounting Firm
53 Information About Your Fund's Expenses
54 Tax Information
55 Summary of Management Fee Evaluation by Independent Fee Consultant
59 Board Members and Officers
64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

DWS Intermediate Tax/AMT Free Fund posted a return of 1.80% over the 12 months ended May 31, 2013. The overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 3.05% for the same period while the Barclays 7-Year Municipal Bond Index returned 2.07%.

As the period ended May 31, 2013 began, the U.S. Federal Reserve Board (the Fed) maintained short-term rates anchored near zero. Fixed-income markets were closely following developments in the European debt crisis as well as the stream of U.S. economic data. Europe would soon become less of a fulcrum for market sentiment as the European Central Bank (ECB) implemented strong measures to support refinancing by troubled governments. As the period progressed, U.S. housing data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the Fed would announce further bond purchases under quantitative easing. This speculation was borne out at the Fed's mid-September meeting. The net result was an increased willingness on the part of investors to assume credit risk in exchange for yields higher than the extraordinarily low rates offered from U.S. Treasuries.

Investment Strategy
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements to characteristics of specific securities such as differing coupons, maturity dates and call dates, and changes in supply and demand within the municipal market. Finally, the managers may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk. Although portfolio management may adjust the dollar-weighted average effective maturity of the fund's portfolio between three and 10 years, it generally intends to keep it between five and 10 years. In determining the dollar-weighted average effective maturity, portfolio management uses the security's stated maturity or, if appropriate, an earlier date, reflecting a maturity-shortening device (such as a call, a put, prerefunding, prepayment or redemption provision, or a demand feature) which will likely cause the instrument to be repaid earlier than the stated maturity date.

As November 2012 approached, U.S. fixed-income markets focused primarily on the presidential election, against a backdrop of wrangling over solutions to the country's fiscal dilemma. The strong demand municipals experienced over the prior several months continued as investors sought tax-exempt income that was attractive relative to taxable U.S. Treasury yields. However, December saw a retreat in municipal demand levels as institutional investors engaged in selling to lock in gains before year-end and amid some concern over proposals to limit the tax exemption on municipals as part of any budget deal.

"As economic data continued to strengthen in 2013, there was increasing speculation that the U.S. Federal Reserve Board (the Fed) would begin to scale back its bond purchases."

As 2013 unfolded, the interest rate environment became less favorable for bond prices overall. Investors shrugged off the lack of meaningful progress in the budget standoff, and U.S. Treasury rates began to trend somewhat higher on optimism over prospects for the economy. Municipals experienced their greatest yield increases and price weakness in the last weeks of the fiscal period. Economic data continued to strengthen and there was mounting speculation that the Fed would begin to scale back its bond purchases that had helped keep longer-term rates in check. In addition, a rising stock market attracted strong investor interest, perhaps drawing flows that may have otherwise gone towards fixed-income securities. Municipal bond funds experienced large outflows as investors found the historically low yields on offer unappealing and sought to minimize exposure to rising interest rates.

Meanwhile, along the municipal yield curve, the two-year bond yield decreased 4 basis points over the full 12 months, from 0.33% to 0.29%, while the 30-year yield rose 16 basis points, from 3.08% to 3.24%, resulting in a total steepening of 20 basis points. However, the middle of the yield curve experienced the brunt of the impact of curve steepening and price declines, with increases of 30 and 24 basis points for the 10-year and 15-year bond yields, respectively. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs, AAA-rated issues — generally narrowed for the 12 months as investors sought incremental yield.

Municipal Bond Yield Curve (as of 5/31/13 and 5/31/12)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive and Negative Contributors to Fund Performance

Given a steep yield curve entering the period ended May 31, 2013, we maintained exposure to bonds with maturities in the 10-to-15-year range. This exposure was balanced with very short-term holdings in order to maintain an overall maturity within the fund's guidelines. This barbelled yield curve positioning constrained relative returns to some degree as the middle of the yield curve was most impacted by rising rates and falling prices. In addition, our focus among the fund's longer-term holdings has been on higher-quality issues, which lagged as credit spreads narrowed over the period.

On the positive side, the fund's meaningful exposure to healthcare and airport-related issues helped returns as credit spreads tightened. In addition, the fund had a significant position in California state general obligation bonds, which outperformed as California succeeded in addressing its budgetary imbalance by raising revenue, leading to a ratings upgrade.

Outlook and Positioning

Municipal yields, while reasonably attractive relative to U.S. Treasuries, remain at very low levels by historical standards despite the recent uptick in rates. At the end of May 2013, the 10-year municipal bond yield of 2.09% was 98% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.24% was 99% of the comparable U.S. Treasury yield. Longer-term issues continue to carry a substantial yield advantage and we continue to focus purchases on bonds with maturities in the 8-to-15-year range, while seeking exposure to premium coupon issues that can provide a degree of protection against rising interest rates. While credit spreads have narrowed over the last several quarters, we continue to see opportunities among issues in the A-quality range.

The national economic backdrop continues to show gradual improvement, and many state and local governments have continued to show progress in stabilizing their finances. Nonetheless, there remain troubled pockets and there are also significant uncertainties with respect to the ongoing U.S. budget negotiations as well as Europe's sovereign debt crisis. As a result we believe the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. For new purchases, we are taking a very cautious approach with respect to general obligation bonds issued by localities, given uncertain levels of state support going forward.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1998.

• Head of US Retail Fixed Income.

• Joined Deutsche Asset & Wealth Management in 1983.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1990.

• Joined Deutsche Asset & Wealth Management in 1986.

• BA, Duke University.

Shelly L. Deitert, Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset & Wealth Management in 1997.

• BA, Taylor University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays 7-Year Municipal Bond Index is an unmanaged, total-return subset of the Barclays Municipal Bond Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government or other securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. For the companies whose bonds the central banks are willing to purchase, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

One basis point equals 1/100 of a percentage point.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity

Barbell strategies involve purchasing bonds with a variety of maturities.

Coupon is the interest rate, expressed as an annual percentage of face value, which a bond issuer promises to pay until maturity.

Performance Summary May 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	1.80%	5.01%	3.79%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-1.00%	4.43%	3.50%
Barclays 7-Year Municipal Bond Index†	2.07%	5.83%	4.59%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	1.00%	4.16%	2.97%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-1.98%	3.99%	2.97%
Barclays 7-Year Municipal Bond Index†	2.07%	5.83%	4.59%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	1.03%	4.21%	3.01%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.03%	4.21%	3.01%
Barclays 7-Year Municipal Bond Index†	2.07%	5.83%	4.59%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	1.97%	5.16%	3.99%
Barclays 7-Year Municipal Bond Index†	2.07%	5.83%	4.59%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/13
No Sales Charges	2.07%	5.29%	4.45%
Barclays 7-Year Municipal Bond Index†	2.07%	5.83%	4.96%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 0.78%, 1.57%, 1.53%, 0.61% and 0.50% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31, 2013

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class shares commenced operations on December 20, 2004. The performance shown for the index is for the time period of December 31, 2004 through May 31, 2013, which is based on the performance period of the life of Institutional Class.

† The Barclays 7-Year Municipal Bond Index is an unmanaged, total return subset of the Barclays Municipal Bond Index. It includes maturities of six to eight years.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/13	$11.99	$12.00	$11.99	$11.99	$12.00
5/31/12	$12.07	$12.08	$12.07	$12.07	$12.08
Distribution Information as of 5/31/13
Income Dividends, Twelve Months	$.30	$.20	$.21	$.32	$.33
May Income Dividend	$.0239	$.0136	$.0158	$.0253	$.0266
SEC 30-day Yield‡‡	1.11%	0.25%	0.35%	1.27%	1.39%
Tax Equivalent Yield‡‡	1.71%	0.38%	0.54%	1.95%	2.14%
Current Annualized Distribution Rate‡‡	2.39%	1.36%	1.58%	2.53%	2.66%

†† The SEC yield is net investment income per share earned over the month ended May 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.26% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.52% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2013
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.1%
Alabama 0.2%
Alabama, State Public School & College Authority Revenue, Series A, 5.0%, 5/1/2024	3,000,000	3,463,290
Alaska 0.3%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	4,305,000	4,591,196
North Slope Boro, AK, General Obligation, Series A, 2.5%, 6/30/2014	1,175,000	1,203,388
		5,794,584
Arizona 2.2%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	3,391,320
Arizona, State Transportation Board Excise Tax Revenue, Maricopa County Regional Area Road, 5.0%, 7/1/2025	3,000,000	3,448,200
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,667,720
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	3,750,000	4,407,975
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019, INS: NATL	2,725,000	3,193,455
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, 5.0%, 7/1/2028	4,000,000	4,475,840
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	3,057,258
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,581,000
Pima County, AZ, Sewer Revenue:
Series A, 5.0%, 7/1/2021	650,000	777,991
Series A, 5.0%, 7/1/2023	2,200,000	2,627,680
		41,628,439
California 12.2%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.0%, 4/1/2028	10,000,000	11,751,500
Series F-1, 5.25%, 4/1/2029	2,500,000	2,959,550
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014, INS: FGIC, NATL	10,000,000	10,542,300
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2029	4,000,000	4,784,160
California, State Department Water Resources Center, Valley Project Revenue:
Series AL, 5.0%, 12/1/2013	2,835,000	2,903,919
Series Y, Prerefunded 6/1/2013 @ 100, 5.25%, 12/1/2016, INS: FGIC, NATL	2,955,000	2,955,000
Series Y, Prerefunded 6/1/2013 @ 100, 5.25%, 12/1/2016, INS: FGIC	45,000	45,000
California, State Economic Recovery, Series A, 5.25%, 7/1/2021	5,000,000	5,940,650
California, State General Obligation:
4.0%, 9/1/2014	16,000,000	16,739,680
5.0%, 2/1/2014	4,285,000	4,421,220
5.0%, 10/1/2025	5,000,000	5,890,200
California, State General Obligation, Various Purposes:
5.25%, 10/1/2025	10,000,000	11,674,500
5.25%, 9/1/2027	10,000,000	11,698,100
5.75%, 4/1/2027	5,000,000	5,873,100
6.0%, 4/1/2018	1,700,000	2,083,860
6.0%, 3/1/2033	3,765,000	4,606,139
California, State Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 4.0%, 3/1/2014	700,000	719,341
California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Series B, 0.45%*, 8/1/2024	9,000,000	9,000,360
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.25%, 11/1/2021	7,000,000	8,751,820
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2028	2,000,000	2,409,840
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series A, 5.0%, 3/1/2024	1,000,000	1,165,350
California, University Revenues, Limited Project, Series E, 5.0%, 5/15/2021	5,000,000	6,065,650
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2031	10,000,000	11,193,100
Los Angeles, CA, General Obligation:
Series A, Prerefunded 9/1/2015 @ 100, 5.0%, 9/1/2019, INS: AGMC	6,340,000	6,987,251
Series A, Prerefunded 9/1/2015 @ 100, 5.0%, 9/1/2020, INS: AGMC	5,915,000	6,518,862
Los Angeles, CA, Unified School District:
Series A, Prerefunded 7/1/2013 @ 100, 5.0%, 7/1/2022, INS: AGMC	1,400,000	1,405,558
Series A, Prerefunded 7/1/2013 @ 100, 5.5%, 7/1/2015, INS: NATL	4,000,000	4,017,560
Orange County, CA, Airport Revenue, Series A, 5.25%, 7/1/2025	3,000,000	3,420,150
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023, INS: AGMC	7,000,000	8,099,490
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2029	7,245,000	8,000,291
Series A, 5.0%, 7/1/2030	5,000,000	5,494,750
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.125%, 5/15/2029	4,000,000	4,589,040
San Diego, CA, Public Facilities Financing Authority, Water Revenue:
Series A, 5.25%, 8/1/2027	5,000,000	5,873,600
Series A, 5.25%, 8/1/2028	5,000,000	5,845,050
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 5.25%, 5/1/2024	9,000,000	10,698,840
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2025	2,000,000	2,303,640
Series C, 5.0%, 5/1/2026	2,850,000	3,258,747
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016, INS: FGIC, NATL	6,260,000	6,618,761
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	15,000	15,043
Ventura County, CA, Certificates of Participation, Public Financing Authority III, 6.0%, 8/15/2026	3,370,000	4,029,037
		231,350,009
Colorado 1.1%
Adams, CO, 12 Five Star Schools, 4.0%, 12/15/2020	2,035,000	2,338,764
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021, INS: AMBAC	7,000,000	8,050,840
Colorado, Health Facilities Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	2,500,000	2,844,100
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,147
Colorado, State Building Excellent School Today, Certificate of Participation, Series G, 5.0%, 3/15/2025	3,285,000	3,781,758
Colorado, University Enterprise System Revenue, Series A, 5.5%, 6/1/2023	1,000,000	1,213,450
Denver City & County, CO, Airport Revenue System:
Series B, 5.0%, 11/15/2020	500,000	603,515
Series B, 5.0%, 11/15/2021	500,000	603,630
Series B, 5.0%, 11/15/2022	850,000	1,023,893
University of Colorado, Hospital Authority Revenue, Series A, 4.0%, 11/15/2014	605,000	637,216
		21,167,313
Connecticut 1.4%
Connecticut, State General Obligation:
Series C, 4.0%, 6/1/2014	2,070,000	2,148,225
Series C, 5.0%, 6/1/2017, INS: AGMC	3,170,000	3,563,841
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, 5.0%, 1/1/2022	17,000,000	20,637,660
		26,349,726
Delaware 0.3%
Delaware, Transportation Authority Revenue, 5.0%, 9/1/2024	5,115,000	5,962,197
District of Columbia 0.5%
District of Columbia, Income Tax Revenue, Series A, 5.0%, 12/1/2023	5,000,000	5,929,550
District of Columbia, Water & Sewer, Public Utility Revenue, 6.0%, 10/1/2013, INS: AGMC	3,630,000	3,700,603
		9,630,153
Florida 5.9%
Broward County, FL, Airport System Revenue:
Series Q-1, 5.0%, 10/1/2019	1,800,000	2,132,910
Series P-2, 5.0%, 10/1/2021	4,825,000	5,769,252
Series Q-1, 5.0%, 10/1/2021	1,200,000	1,434,840
Series Q-1, 5.0%, 10/1/2024	1,850,000	2,148,775
Broward County, FL, Water & Sewer Utility Revenue, Series A, 5.0%, 10/1/2024	2,745,000	3,203,223
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021, INS: NATL	3,135,000	3,762,878
Florida, Citizens Property Insurance Corp.:
Series A-1, 5.0%, 6/1/2020	7,275,000	8,557,219
Series A-1, 5.0%, 6/1/2021	5,090,000	5,997,496
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	2,165,000	2,317,069
Florida, JEA Electric System Revenue, Series A, 4.0%, 10/1/2023	2,100,000	2,289,210
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,335,000	1,611,946
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center, 3.0%, 11/15/2014	700,000	718,277
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2024	4,000,000	4,578,840
Series A, 5.75%, 10/1/2026	8,000,000	9,498,400
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.5%, 10/1/2025	3,000,000	3,499,950
Series A-1, 5.5%, 10/1/2026	4,400,000	5,094,760
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019, INS: FGIC, NATL	3,000,000	3,421,050
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024	4,500,000	5,261,535
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2027, INS: AGMC	10,000,000	11,413,400
Orlando & Orange County, FL, Expressway Authority Revenue:
Series B, 5.0%, 7/1/2022	2,000,000	2,400,460
Series A, 5.0%, 7/1/2028	7,500,000	8,331,825
Series C, 5.0%, 7/1/2030	10,000,000	11,042,500
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018, INS: AMBAC	4,000,000	4,544,840
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,856,050
		111,886,705
Georgia 4.7%
Atlanta, GA, Airport Passenger Facility Charge Revenue, Series B, 5.0%, 1/1/2021	8,345,000	9,845,264
Atlanta, GA, Airport Revenue, Series C, 5.75%, 1/1/2023	2,460,000	2,987,325
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2027, INS: AGMC	10,000,000	12,389,500
Clayton County, GA, Water Authority, Water & Sewage Revenue, 5.0%, 5/1/2021	2,000,000	2,441,980
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2029	10,300,000	11,960,051
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates:
5.25%, 1/1/2016, INS: AGMC	2,685,000	2,760,234
Prerefunded 1/1/2014 @ 100, 5.25%, 1/1/2016, INS: AGMC	5,815,000	5,985,903
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series B, 5.5%, 2/15/2029	8,900,000	10,129,001
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	2,052,138
Georgia, Municipal Electric Authority, Comb Cycle Project:
Series A, 5.0%, 11/1/2022	1,000,000	1,215,430
Series A, 5.0%, 11/1/2027	1,000,000	1,129,830
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,995,100
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	3,420,000	4,099,930
Georgia, State Municipal Electric Authority:
Series GG, 5.0%, 1/1/2022	10,000,000	12,044,500
Series GG, 5.0%, 1/1/2023	2,500,000	3,030,825
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, Series A, 5.0%, 6/1/2021	2,500,000	2,918,525
Henry County, GA, School District, 3.0%, 12/1/2013	750,000	760,515
		88,746,051
Guam 0.1%
Guam, Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/1/2024	1,000,000	1,086,910
Hawaii 2.6%
Hawaii, State Airports Systems Revenue:
Series A, 5.25%, 7/1/2027	2,335,000	2,699,400
Series A, 5.25%, 7/1/2028	5,010,000	5,767,512
Series A, 5.25%, 7/1/2029	3,155,000	3,603,799
Hawaii, State General Obligation:
Series EC, 5.0%, 12/1/2013	4,455,000	4,562,633
Series DK, 5.0%, 5/1/2021	9,000,000	10,528,650
Series EE, 5.0%, 11/1/2021	9,000,000	11,041,200
Series EE, 5.0%, 11/1/2022	7,100,000	8,744,928
Honolulu City & County, HI, Wastewater Systems Revenue, First Bond Resolution, Series B, 5.0%, 7/1/2022	2,250,000	2,779,717
		49,727,839
Illinois 5.5%
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, 5.3%, 1/1/2016, INS: NATL	1,100,000	1,220,175
Chicago, IL, General Obligation:
Series C, 5.0%, 1/1/2020	2,970,000	3,489,958
Series C, 5.0%, 1/1/2021	8,000,000	9,461,520
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014, INS: FGIC, NATL	11,570,000	11,539,339
Chicago, IL, O'Hare International Airport Revenue, Series C, 5.25%, 1/1/2030, INS: AGC	10,000,000	11,255,300
Chicago, IL, Waterworks Revenue:
4.0%, 11/1/2021	1,000,000	1,124,900
5.0%, 11/1/2021	500,000	600,420
Cook County, IL, General Obligation, Series C, 5.0%, 11/15/2022	4,000,000	4,783,520
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	115,000	116,567
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.15%, 1/1/2014	65,000	65,128
5.25%, 1/1/2016	150,000	150,218
5.5%, 1/1/2019	255,000	255,258
5.75%, 1/1/2022	300,000	300,216
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Project, Series B, 5.0%, 12/15/2026	5,000,000	5,750,750
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018, INS: FGIC, NATL	2,000,000	2,301,520
Illinois, Railsplitter Tobacco Settlement Authority Revenue:
5.0%, 6/1/2019	3,500,000	4,098,325
5.25%, 6/1/2020	3,000,000	3,576,150
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024, INS: FGIC, NATL	5,000,000	6,208,550
Illinois, State Development Finance Authority, Chicago Symphony Project, 0.15%*, 12/1/2033, LOC: Bank One NA	1,700,000	1,700,000
Illinois, State General Obligation:
4.0%, 8/1/2014	10,000,000	10,375,300
Series A, 5.0%, 4/1/2015	4,500,000	4,834,485
Illinois, State Toll Highway Authority Revenue:
Series A, 5.0%, 1/1/2027	1,250,000	1,443,900
Series A, 5.0%, 1/1/2028	1,250,000	1,434,963
Series A-1, 5.25%, 1/1/2030	5,000,000	5,669,000
Illinois, State Unemployment Insurance Fund, Building Receipts Revenue:
Series C, 1.5%, 6/15/2021	1,780,000	1,786,052
Series B, 5.0%, 12/15/2019	1,120,000	1,218,963
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,206,350
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,005,000	1,007,462
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015, INS: AMBAC	3,860,000	4,216,973
Series A, 5.5%, 4/1/2016, INS: AMBAC	3,580,000	4,056,605
		105,247,867
Indiana 1.8%
Indiana, Finance Authority, Water Utility Revenue, Citizens Energy, 3.0%, 10/1/2014	1,800,000	1,859,292
Indiana, State Finance Authority Revenue, State Revolving Fund Program, Series B, 5.0%, 2/1/2029	2,240,000	2,575,171
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022	10,000,000	12,573,900
Indiana, Wastewater Utility Revenue, CWA Authority Project:
Series A, 5.0%, 10/1/2023	1,590,000	1,912,420
Series A, 5.0%, 10/1/2024	1,250,000	1,487,737
Series A, 5.0%, 10/1/2026	2,000,000	2,337,640
Series A, 5.0%, 10/1/2027	1,565,000	1,816,715
Indianapolis, IN, Local Public Improvement Bond Bank, Series K, 5.0%, 6/1/2026	5,355,000	5,991,549
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	1,930,000	2,010,809
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019, INS: NATL	2,000,000	2,329,600
		34,894,833
Iowa 0.6%
Iowa, State Finance Authority, Health Facilities Revenue, Iowa Health System, 5.25%, 2/15/2029, INS: AGC	10,000,000	11,014,300
Kansas 1.3%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014, INS: AGMC	2,220,000	2,360,859
Kansas, State Department of Transportation Highway Revenue, Series A-2, 0.35%**, 9/1/2014	1,135,000	1,136,510
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health:
Series A, 5.0%, 11/15/2027	1,150,000	1,313,426
Series A, 5.0%, 11/15/2028	5,000,000	5,673,000
5.5%, 11/15/2022	4,470,000	5,328,553
Kansas, State Development Finance Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	7,500,000	8,580,600
		24,392,948
Kentucky 0.8%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019, INS: NATL	1,000,000	1,215,460
Kentucky, State Rural Water Finance Corp., Public Project Revenue, Series D-1, 1.0%, 10/1/2013	7,335,000	7,353,558
Louisville & Jefferson County, KY, Metropolitan Government Revenue, Catholic Health Initiatives:
Series A, 5.0%, 12/1/2023	2,600,000	3,096,496
Series A, 5.0%, 12/1/2024	3,000,000	3,549,780
		15,215,294
Louisiana 0.5%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series B, 5.0%, 10/1/2027, INS: AGC	1,365,000	1,498,224
Louisiana, Regional Transit Authority, Sales Tax Revenue, 5.0%, 12/1/2025, INS: AGMC	1,550,000	1,765,559
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013, INS: FGIC, NATL	2,815,000	2,903,588
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series B-1, 1.875%, Mandatory Put 10/1/2013 @ 100, 10/1/2040	3,250,000	3,266,380
		9,433,751
Maine 0.5%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.25%, 7/1/2031	8,040,000	8,828,402
Maryland 0.7%
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,783,650
Maryland, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2013	1,125,000	1,134,135
Maryland, State Health & Higher Educational Facilities Authority Revenue, Medstar Health, Inc., Series B, 5.0%, 8/15/2028	6,000,000	6,698,220
		13,616,005
Massachusetts 2.8%
Boston, MA, Deutsches Altenheim, Inc., Series A, 5.95%, 10/1/2018	250,000	253,418
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.0%, 7/1/2021	2,500,000	3,072,975
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013, INS: Radian	65,000	65,230
Massachusetts, Metropolitan Boston Transit Parking Corp., Systemwide Parking Revenue, Senior Lien, 5.0%, 7/1/2028	3,760,000	4,257,185
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-3, 5.0%, 1/1/2022	9,210,000	11,206,452
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series K-1, 0.07%*, 7/1/2046, SPA: Wells Fargo Bank NA	500,000	500,000
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015, INS: NATL	1,000,000	1,122,820
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 6.0%, 7/1/2024	5,000,000	5,837,400
Massachusetts, State Housing Finance Agency, Series 162, 2.75%, 12/1/2041	1,665,000	1,731,100
Massachusetts, State Housing Finance Agency, Construction Loan Notes, Series A, 0.8%, 11/1/2013	1,000,000	1,000,350
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series B, 5.0%, 8/15/2020	4,000,000	4,887,120
Series B, 5.0%, 10/15/2027	7,000,000	8,226,050
Massachusetts, State Water Resources Authority, Series C, 5.0%, 8/1/2029	9,755,000	11,338,724
		53,498,824
Michigan 2.6%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016, INS: AMBAC	5,000,000	4,834,450
Detroit, MI, City School District Building & Site:
Series A, 5.0%, 5/1/2020	3,110,000	3,602,095
Series A, 5.0%, 5/1/2021	2,100,000	2,437,092
Detroit, MI, Sewer Disposal Revenue, Series C-1, 7.0%, 7/1/2027, INS: AGMC	10,000,000	12,119,000
Michigan, State Building Authority Revenue, Facilities Program, Series II-A, 5.0%, 10/15/2024	1,610,000	1,868,180
Michigan, State Finance Authority Revenue, Local Government Loan Program, Series C, 3.0%, 11/1/2014	500,000	514,610
Michigan, State Finance Authority Revenue, School District, 5.0%, 6/1/2020	1,000,000	1,163,060
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment, Series B, 5.0%, 7/1/2021	11,825,000	13,909,511
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2025	5,920,000	6,682,318
Michigan, State Trunk Line, 5.0%, 11/1/2024	3,000,000	3,438,810
		50,569,126
Minnesota 0.7%
Minnesota, State General Fund Revenue, Series B, 5.0%, 3/1/2021	2,000,000	2,443,540
Minnesota, State General Obligation, 5.0%, 6/1/2020	4,535,000	5,101,331
Minnesota, State Trunk Highway, Series B, 4.0%, 10/1/2013	6,000,000	6,077,040
		13,621,911
Mississippi 1.1%
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,410,000	2,411,952
Mississippi, Development Bank Special Obligation, Department of Corrections:
Series C, 5.25%, 8/1/2027	6,110,000	6,920,186
Series D, 5.25%, 8/1/2027	5,000,000	5,663,000
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	2,860,000	2,933,817
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015, INS: NATL	2,845,000	3,063,866
		20,992,821
Missouri 0.5%
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center:
Series A, 5.0%, 6/1/2022	1,570,000	1,872,037
Series A, 5.0%, 6/1/2023	1,375,000	1,613,301
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,677,600
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	1,605,000	1,667,643
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	965,000	1,037,529
		9,868,110
Nebraska 0.1%
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2013	1,500,000	1,547,370
Nevada 0.5%
Clark County, NV, Board Bank:
5.0%, 6/1/2024	3,040,000	3,418,480
5.0%, 6/1/2025	3,190,000	3,567,377
Clark County, NV, General Obligation, Series A, 5.0%, 12/1/2026	3,025,000	3,403,942
		10,389,799
New Hampshire 0.3%
New Hampshire, State Health & Education Facilities Authority Revenue, Bishop Guertin High School, 0.12%*, 9/1/2032, LOC: TD Bank NA	950,000	950,000
New Hampshire, State Turnpike Systems:
Series B, 5.0%, 2/1/2020	1,575,000	1,886,220
Series B, 5.0%, 2/1/2024	1,775,000	2,102,204
		4,938,424
New Jersey 2.5%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, ETM, 5.375%, 6/15/2014	2,280,000	2,400,908
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, Prerefunded 3/1/2015 @ 100, 5.0%, 3/1/2017	3,300,000	3,567,564
Series W, 5.0%, 3/1/2019	3,000,000	3,460,320
New Jersey, State Economic Development Authority Revenue:
5.0%, 6/15/2020	2,500,000	2,906,400
5.0%, 6/15/2021	5,000,000	5,803,050
5.0%, 6/15/2023	4,000,000	4,604,520
New Jersey, State Economic Development Authority Revenue, School Facilities Construction, Series NN, 5.0%, 3/1/2023	5,000,000	5,999,800
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016, INS: FGIC, NATL	7,000,000	7,623,630
New Jersey, State Transportation Trust Fund Authority:
Series B, 5.25%, 6/15/2025	5,000,000	5,871,100
Series B, 5.25%, 6/15/2026	5,000,000	5,827,700
		48,064,992
New Mexico 0.2%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
"I", Series E, 5.3%, 9/1/2040	1,390,000	1,496,933
"I", Series D, 5.35%, 9/1/2040	1,235,000	1,297,318
Series I-B-2, 5.65%, 9/1/2039	675,000	735,493
		3,529,744
New York 6.0%
New York, Metropolitan Transportation Authority Revenue:
Series B-2, 5.0%, 11/15/2021	5,000,000	6,014,950
Series E, 5.0%, 11/15/2021	2,500,000	2,980,275
Series A, 5.5%, 11/15/2014, INS: AMBAC	5,000,000	5,380,600
New York, State Dormitory Authority Personal Income Tax Revenue:
Series A, 5.0%, 3/15/2019	5,000,000	5,694,950
Series A, 5.0%, 12/15/2021	3,000,000	3,690,180
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering, Series 1, 4.0%, 7/1/2021	1,500,000	1,718,085
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.0%, 7/1/2021	1,000,000	1,161,720
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2029	10,000,000	11,648,000
New York, State Thruway Authority, Personal Income Tax Revenue:
Series A, 5.0%, 3/15/2019	6,620,000	7,928,774
Series A, 5.0%, 3/15/2020	4,000,000	4,849,920
New York, Tobacco Settlement Financing Corp.:
Series B, 4.0%, 6/1/2013	6,250,000	6,250,000
Series A-1, 5.5%, 6/1/2018	670,000	670,000
New York City, NY, Health & Hospital Corp., Health Systems, Series D, 144A, 0.15%*, 2/15/2026, LOC: JPMorgan Chase Bank NA	800,000	800,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series AA, 5.0%, 6/15/2021	10,000,000	11,735,300
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series B, 5.0%, 11/1/2021	10,000,000	12,284,000
Series D-1, 5.0%, 11/1/2028	12,770,000	14,878,966
New York, NY, General Obligation:
Series A-5, 0.1%*, 8/1/2031, LOC: Bank of Nova Scotia	800,000	800,000
Series H, 5.0%, 3/1/2022	4,420,000	5,374,101
Series D, 5.0%, 8/1/2022	5,000,000	6,100,300
Series J, 5.25%, 5/15/2015, INS: NATL	115,000	120,513
Series J, Prerefunded 5/15/2014 @ 100, 5.25%, 5/15/2015, INS: NATL	3,885,000	4,070,198
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, LOC: HSBC Bank PLC	120,000	121,337
		114,272,169
North Carolina 1.2%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,000,000	1,151,900
North Carolina, Eastern Municipal Power Agency Systems Revenue, Series B, 5.0%, 1/1/2026	4,200,000	4,680,186
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	2,299,840
North Carolina, State Capital Improvement Obligation, Series A, 5.0%, 5/1/2024	10,745,000	12,472,366
North Carolina, State Municipal Power Agency No. 1, Catawba Electric Revenue:
Series A, 4.0%, 1/1/2020	1,250,000	1,420,413
Series A, 5.0%, 1/1/2020	1,000,000	1,198,150
		23,222,855
North Dakota 0.1%
Fargo, ND, Sanford Health Systems Revenue, 5.5%, 11/1/2021	1,250,000	1,547,088
Ohio 1.8%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2027	3,000,000	3,358,200
Columbus, OH, General Obligation, Series B, 5.0%, 2/15/2021	2,450,000	3,021,119
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series D, 5.0%, 11/15/2024	2,800,000	3,260,348
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project:
Series B, 5.0%, 2/15/2020	1,130,000	1,335,310
Series B, 5.0%, 2/15/2021	1,300,000	1,537,341
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	570,000	571,625
Ohio, State Capital Facilities Lease Appropriation-Administration Building Fund Projects:
Series A, 5.0%, 10/1/2022	2,355,000	2,847,760
Series A, 5.0%, 10/1/2023	1,250,000	1,504,575
Ohio, State General Obligation:
Series E, 5.0%, 9/15/2013	200,000	202,774
Series A, 5.0%, 2/1/2020	1,480,000	1,791,895
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,460,116
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems 2010 Project, 5.5%, 11/15/2030, INS: AGMC	5,000,000	5,507,150
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	1,140,000	1,225,717
Ohio, State Water Development Authority, Solid Waste Revenue, Waste Management, Inc. Project, 1.75%, 6/1/2013	3,000,000	3,000,000
Ohio, State Water Development Authority, Water Pollution Control Revenue, Water Quality-Loan Fund, 5.0%, 6/1/2013	1,000,000	1,000,000
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015, INS: AGMC	2,280,000	2,515,501
		35,139,431
Oklahoma 0.1%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,505,595
Oregon 1.7%
Clackamas County, OR, North Clackamas School District No. 12, Convertible Deferred Interest, Series B, 5.0%, 6/15/2027, INS: AGMC	6,535,000	7,364,749
Oregon, State Department of Administrative Services Lottery Revenue, Series A, 5.25%, 4/1/2028	2,000,000	2,399,240
Oregon, State General Obligation:
Series L, 5.0%, 5/1/2025	3,000,000	3,566,850
Series J, 5.0%, 5/1/2029	5,425,000	6,323,597
Port of Portland, OR, Airport Revenue, Passenger Facility Charge, Portland International Airport:
Series A, 5.5%, 7/1/2026	4,025,000	4,737,707
Series A, 5.5%, 7/1/2029	7,000,000	8,135,820
		32,527,963
Pennsylvania 2.2%
Pennsylvania, Commonwealth Financing Authority, Series B, 5.0%, 6/1/2023	1,000,000	1,191,650
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, 5.5%, 9/15/2024	1,000,000	1,218,140
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, ETM, 5.25%, 7/1/2013	1,000,000	1,004,170
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018, INS: NATL	1,450,000	1,452,334
Pennsylvania, Saint Mary Hospital Authority, Health System Revenue, Catholic Health East, Series A, 5.0%, 11/15/2021	8,000,000	9,093,120
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue:
Series A, 3.0%, 1/1/2014	5,250,000	5,337,360
Series A, 4.0%, 7/1/2014	6,000,000	6,248,940
Series B, 5.0%, 7/1/2021	2,215,000	2,584,396
Pennsylvania, State Industrial Development Authority, Economic Development, 4.0%, 7/1/2014	1,830,000	1,897,783
Philadelphia, PA, Airport Revenue, Series A, 5.25%, 6/15/2030	10,890,000	12,044,667
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	475,000	482,158
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015, INS: NATL	130,000	130,445
		42,685,163
Puerto Rico 1.1%
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019, INS: NATL	3,000,000	3,198,900
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.25%, 8/1/2027	11,965,000	12,804,345
Series A, 5.5%, 8/1/2028	4,955,000	5,342,134
Series A, Prerefunded 8/1/2019 @ 100, 5.5%, 8/1/2028	45,000	56,491
		21,401,870
Rhode Island 0.3%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017, INS: AGMC	5,000,000	5,625,050
South Carolina 1.5%
Charleston, SC, Educational Excellence Finance Corp. Revenue, 5.0%, 12/1/2026	4,530,000	5,299,330
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2025	2,755,000	3,073,203
South Carolina, State Transportation Infrastructure Bank Revenue, Series B, 5.0%, 10/1/2020	17,120,000	20,710,406
		29,082,939
Tennessee 0.9%
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013	3,305,000	3,319,476
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	7,600,000	7,980,912
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	2,605,000	2,856,591
Series 1C, 4.5%, 7/1/2037	2,810,000	3,123,680
		17,280,659
Texas 18.5%
Allen, TX, Independent School District, 5.0%, 2/15/2025	1,640,000	1,948,927
Austin, TX, Electric Utility Systems Revenue, 5.0%, 11/15/2020	800,000	969,320
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014, INS: NATL	2,250,000	2,343,240
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,711,537
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,493,674
5.0%, 2/15/2021	1,850,000	2,119,786
Dallas, TX, Certificates Obligation, 5.0%, 2/15/2021	1,955,000	2,393,370
Dallas, TX, Waterworks & Sewer Systems Revenue:
Series A, 5.0%, 10/1/2021	14,925,000	18,410,286
5.0%, 10/1/2029	4,000,000	4,578,160
5.0%, 10/1/2030	5,000,000	5,701,350
Dallas-Fort Worth, TX, International Airport Revenue, Series B, 5.0%, 11/1/2028 (a)	5,000,000	5,646,350
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	5,699,867
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,344,520
Fort Worth, TX, Independent School District, School Building, 5.0%, 2/15/2028	9,210,000	10,896,259
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System:
Series B, 0.32%**, 6/1/2014	420,000	420,063
Series B, 0.42%**, 6/1/2015	1,000,000	1,000,830
Harris County, TX, Flood Control District, Contract Tax, Series A, 5.0%, 10/1/2029	5,000,000	5,806,850
Harris County, TX, Metropolitan Transit Authority, Sales & Use Tax:
Series A, 5.0%, 11/1/2030	2,600,000	2,964,468
Series A, 5.0%, 11/1/2031	2,795,000	3,171,291
Harris County, TX, Permanent Improvement, Series A, 5.0%, 10/1/2028	10,000,000	11,591,900
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	12,190,000	14,342,754
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2013	500,000	501,955
Series B, 5.0%, 7/1/2026	4,000,000	4,581,200
Series B, 5.0%, 7/1/2027	9,600,000	11,062,848
Series A, 5.25%, 7/1/2029	8,000,000	9,045,120
Houston, TX, Public Improvement, Series A, 5.0%, 3/1/2026	8,000,000	9,435,440
Houston, TX, Utility Systems Revenue, Series A, 5.25%, 11/15/2028	2,500,000	3,006,975
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013, INS: AMBAC	2,500,000	2,559,375
Humble, TX, Independent School District, School Building, Series A, 5.0%, 2/15/2029	1,335,000	1,536,745
Lewisville, TX, Independent School District, School Building, 5.0%, 8/15/2026	6,360,000	7,563,566
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,333,620
Lubbock, TX, General Obligation, 5.0%, 2/15/2029	2,000,000	2,285,840
Mission, TX, State Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc., Series A, 0.45%*, Mandatory Put 7/1/2013 @ 100, 1/1/2020	10,000,000	10,000,000
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%, Mandatory Put 1/1/2016 @ 100, 1/1/2038	4,900,000	5,515,538
Series A, 6.0%, 1/1/2022	7,000,000	8,225,350
North Texas, Tollway Authority Revenue, Special Projects Systems:
Series D, 5.25%, 9/1/2027	9,080,000	10,753,535
Series A, 5.5%, 9/1/2028	1,240,000	1,487,578
Pasadena, TX, Independent School District, 5.0%, 2/15/2027	6,960,000	8,011,586
Plano, TX, General Obligation, 5.0%, 9/1/2029	1,635,000	1,855,300
San Antonio, TX, Electric & Gas Revenue, Series A, 5.25%, 2/1/2026	7,000,000	8,288,770
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014, INS: FGIC, NATL	3,000,000	3,185,070
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Ascension Health Senior Credit Group, Series D, 5.0%, 11/15/2029	5,000,000	5,504,250
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources:
Series A, 5.0%, 2/15/2018	2,000,000	2,276,960
Series A, 5.0%, 2/15/2019	2,480,000	2,796,597
Series A, 5.0%, 2/15/2020	6,180,000	6,911,032
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2023	2,500,000	2,896,425
Texas, Dallas-Fort Worth International Airport Revenue:
Series A, 5.0%, 11/1/2018	1,000,000	1,184,840
Series A, 5.0%, 11/1/2019	1,250,000	1,489,663
Series D, 5.0%, 11/1/2024	2,250,000	2,571,817
Series C, 5.0%, 11/1/2025	4,605,000	5,230,129
Series C, 5.0%, 11/1/2026	3,290,000	3,712,502
Texas, Grapevine-Colleyville Independent School District Building, 5.0%, 8/15/2031	3,465,000	4,027,162
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014, INS: AGMC	540,000	542,479
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2030	5,000,000	5,512,900
Texas, Midtown Redevelopment Authority, Tax Increment Contract Revenue, 4.0%, 1/1/2014	625,000	636,300
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014, INS: NATL	1,760,000	1,749,229
ETM, Zero Coupon, 9/1/2014, INS: NATL	40,000	39,864
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.25%, 8/1/2017	5,690,000	6,426,172
5.5%, 8/1/2020	3,790,000	4,443,775
Texas, State Department of Housing & Community Affairs, Residential Mortgage Revenue, Series A, 5.375%, 1/1/2039	4,800,000	5,081,376
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue, 5.0%, 12/15/2022	5,000,000	5,655,750
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022	10,000,000	11,451,700
Texas, State Transportation Commission-Highway Improvement, Series A, 5.0%, 4/1/2022	10,245,000	12,661,591
Texas, State Transportation Revenue, 2.5%, 8/30/2013	14,000,000	14,082,460
Texas, State Veterans Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,764,400
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, Prerefunded 7/15/2014 @ 100, 5.0%, 7/15/2017	3,000,000	3,157,920
Series A, 5.0%, 7/15/2020	3,150,000	3,644,991
Series B, 5.25%, 7/15/2021	3,000,000	3,500,250
University of Texas, Financing Systems, Series A, 5.0%, 8/15/2013	3,725,000	3,762,138
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2026	2,640,000	2,999,304
5.0%, 12/15/2027	2,770,000	3,134,587
5.0%, 12/15/2028	2,905,000	3,283,492
		352,922,268
Utah 0.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014, INS: NATL	395,000	411,049
Riverton, UT, Hospital Revenue, IHC Health Services, Inc., 5.0%, 8/15/2020	2,825,000	3,329,234
		3,740,283
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2019	1,250,000	1,416,488
Virginia 0.1%
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013, INS: AMBAC	275,000	281,842
Virginia, State Public School Authority, Series A, 5.0%, 8/1/2013	1,000,000	1,008,130
		1,289,972
Washington 6.2%
King County, WA, Housing Authority, Summerfield Apartments Project, 0.16%*, 9/1/2035, LOC: U.S. Bank NA	1,485,000	1,485,000
King County, WA, Public Hospital District No. 2:
5.0%, 12/1/2021	6,670,000	8,150,206
5.0%, 12/1/2022	6,865,000	8,354,705
King County, WA, School District No. 405, Bellevue Valley, Series B, 5.0%, 12/1/2020	6,240,000	7,619,477
Seattle, WA, Municipal Light & Power Revenue, Series B, 5.0%, 2/1/2025	7,250,000	8,357,148
Seattle, WA, Water System Revenue:
5.0%, 2/1/2020	3,870,000	4,492,025
5.0%, 2/1/2025, INS: AGMC	5,695,000	6,421,454
Washington, Energy Northwest Electric Revenue, Project 1, Series A, 5.0%, 7/1/2013	3,260,000	3,273,203
Washington, State Economic Development Finance Authority, Solid Waste Dispensary Revenue, Waste Management, Inc., Series D, 2.0%, Mandatory Put 9/2/2014 @ 100, 11/1/2017	5,000,000	5,040,700
Washington, State General Obligation:
Series 2011-A, 5.0%, 8/1/2028	15,000,000	17,715,750
Series 2011-A, 5.0%, 8/1/2031	17,845,000	20,821,189
Series A, 5.0%, 8/1/2032	14,000,000	15,997,800
Washington, State Housing Finance Commission, Homeownership Program, Series A, 4.7%, 10/1/2028	995,000	1,065,526
Washington, State Motor Vehicle Fuel Tax:
Series B, 5.0%, 7/1/2025, INS: AGMC	2,000,000	2,290,300
Series 2010-B, 5.0%, 8/1/2027	6,000,000	7,014,960
		118,099,443
West Virginia 0.2%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015, INS: FGIC, NATL	2,940,000	3,211,480
Wisconsin 1.3%
Wisconsin, State Clean Water Revenue:
Series 1, 5.0%, 6/1/2031	2,500,000	2,850,650
Series 3, 5.5%, 6/1/2025	5,000,000	5,872,000
Wisconsin, State General Appropriation Revenue, Series A, 6.0%, 5/1/2026	5,000,000	6,099,650
Wisconsin, State General Obligation, Series A, 5.25%, 5/1/2026	3,500,000	4,186,910
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Series B, 5.0%, 7/15/2013	2,000,000	2,011,400
Wisconsin, State Health & Educational Facilities Authority Revenue, Children's Hospital of Wisconsin, Series B, 5.375%, 8/15/2024	1,000,000	1,157,220
Wisconsin, WPPI Energy Power Supply Revenue, Series A, 5.0%, 7/1/2027	1,750,000	2,018,800
		24,196,630
Wyoming 0.1%
Sweetwater County, WY, Pollution Control Revenue, PacifiCorp Project, Series A, 0.13%*, 12/1/2020, LOC: Bank of Nova Scotia	1,035,000	1,035,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,752,287,738)†	98.1	1,866,660,083
Other Assets and Liabilities, Net	1.9	35,244,571
Net Assets	100.0	1,901,904,654

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2013.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2013.

† The cost for federal income tax purposes was $1,751,763,093. At May 31, 2013, net unrealized appreciation for all securities based on tax cost was $114,896,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $119,907,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,010,242.

(a) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (b)	$—	$1,866,660,083	$—	$1,866,660,083
Total	$—	$1,866,660,083	$—	$1,866,660,083

There have been no transfers between fair value measurement levels during the year ended May 31, 2013.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2013
Assets
Investments in non-affiliated securities, at value (cost $1,752,287,738)	$1,866,660,083
Cash	708,203
Receivable for investments sold	17,144,762
Receivable for Fund shares sold	5,797,844
Interest receivable	23,566,824
Other assets	65,007
Total assets	1,913,942,723
Liabilities
Payable for investments purchased — when-issued securities	5,717,300
Payable for Fund shares redeemed	3,961,435
Distributions payable	516,435
Accrued management fee	517,285
Accrued Trustees' fees	25,672
Other accrued expenses and payables	1,299,942
Total liabilities	12,038,069
Net assets, at value	$1,901,904,654
Net Assets Consist of
Undistributed net investment income	703,471
Net unrealized appreciation (depreciation) on investments	114,372,345
Accumulated net realized gain (loss)	(2,566,869)
Paid-in capital	1,789,395,707
Net assets, at value	$1,901,904,654

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($465,896,017 ÷ 38,853,367 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.99
Maximum offering price per share (100 ÷ 97.25 of $11.99)	$12.33
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($855,123 ÷ 71,256 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.00
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($105,746,110 ÷ 8,821,991 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.99
Class S Net Asset Value, offering and redemption price per share ($809,127,421 ÷ 67,463,634 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.99
Institutional Class Net Asset Value, offering and redemption price per share ($520,279,983 ÷ 43,374,574 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2013
Investment Income
Income: Interest	$61,936,999
Expenses: Management fee	6,043,580
Administration fee	1,918,597
Services to shareholders	2,226,954
Distribution and service fees	2,191,913
Custodian fee	25,129
Professional fees	108,689
Reports to shareholders	81,901
Registration fees	188,321
Trustees' fees and expenses	80,613
Other	121,915
Total expenses before expense reductions	12,987,612
Expense reductions	(53,410)
Total expenses before expense reductions	12,934,202
Net investment income	49,002,797
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,631,118
Change in net unrealized appreciation (depreciation) on investments	(16,073,074)
Net gain (loss)	(14,441,956)
Net increase (decrease) in net assets resulting from operations	$34,560,841

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$49,002,797	$47,902,505
Net realized gain (loss)	1,631,118	553,052
Change in net unrealized appreciation (depreciation)	(16,073,074)	87,349,894
Net increase (decrease) in net assets resulting from operations	34,560,841	135,805,451
Distributions to shareholders from: Net investment income: Class A	(11,676,690)	(11,127,304)
Class B	(18,145)	(30,733)
Class C	(1,751,653)	(1,688,842)
Class S	(20,968,511)	(23,060,870)
Institutional Class	(14,452,982)	(11,883,825)
Total distributions	(48,867,981)	(47,791,574)
Fund share transactions: Proceeds from shares sold	866,892,556	648,817,674
Reinvestment of distributions	37,000,366	34,136,312
Payments for shares redeemed	(656,727,782)	(489,044,631)
Net increase (decrease) in net assets from Fund share transactions	247,165,140	193,909,355
Increase (decrease) in net assets	232,858,000	281,923,232
Net assets at beginning of period	1,669,046,654	1,387,123,422
Net assets at end of period (including undistributed net investment income of $703,471 and $699,262, respectively)	$1,901,904,654	$1,669,046,654

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$12.07	$11.40	$11.46		$11.15		$11.06
Income from investment operations: Net investment income	.30	.35	.36		.40		.42
Net realized and unrealized gain (loss)	(.08)	.67	(.06)		.32		.12
Total from investment operations	.22	1.02	.30		.72		.54
Less distributions from: Net investment income	(.30)	(.35)	(.36)		(.40)		(.42)
Net realized gains	—	—	—		(.01)		(.03)
Total distributions	(.30)	(.35)	(.36)		(.41)		(.45)
Net asset value, end of period	$11.99	$12.07	$11.40		$11.46		$11.15
Total Return (%)a	1.80	9.08	2.71		6.58		5.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	466	426	349		296		152
Ratio of expenses before expense reductions (including interest expense) (%)	.78	.78	.76	b	.79	b	.84	b
Ratio of expenses after expense reductions (including interest expense) (%)	.78	.78	.76	b	.79	b	.84	b
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78	.78	.76		.77		.78
Ratio of net investment income (%)	2.45	2.99	3.21		3.51		3.84
Portfolio turnover rate (%)	35	48	50		59		61
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Class B	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$12.08	$11.41	$11.47		$11.16		$11.07
Income from investment operations: Net investment income	.20	.26	.27		.30		.33
Net realized and unrealized gain (loss)	(.08)	.67	(.06)		.32		.12
Total from investment operations	.12	.93	.21		.62		.45
Less distributions from: Net investment income	(.20)	(.26)	(.27)		(.30)		(.33)
Net realized gains	—	—	—		(.01)		(.03)
Total distributions	(.20)	(.26)	(.27)		(.31)		(.36)
Net asset value, end of period	$12.00	$12.08	$11.41		$11.47		$11.16
Total Return (%)a	1.00	8.20	1.87		5.68		4.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2		2		2
Ratio of expenses before expense reductions (including interest expense) (%)	1.56	1.57	1.58	b	1.61	b	1.64	b
Ratio of expenses after expense reductions (including interest expense) (%)	1.56	1.57	1.58	b	1.61	b	1.64	b
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.56	1.57	1.58		1.59		1.58
Ratio of net investment income (%)	1.67	2.20	2.39		2.69		3.04
Portfolio turnover rate (%)	35	48	50		59		61
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Class C	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$12.07	$11.40	$11.46		$11.15		$11.06
Income from investment operations: Net investment income	.21	.26	.27		.31		.34
Net realized and unrealized gain (loss)	(.08)	.67	(.06)		.32		.12
Total from investment operations	.13	.93	.21		.63		.46
Less distributions from: Net investment income	(.21)	(.26)	(.27)		(.31)		(.34)
Net realized gains	—	—	—		(.01)		(.03)
Total distributions	(.21)	(.26)	(.27)		(.32)		(.37)
Net asset value, end of period	$11.99	$12.07	$11.40		$11.46		$11.15
Total Return (%)a	1.03	8.26	1.91		5.76		4.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	92	66		57		22
Ratio of expenses before expense reductions (including interest expense) (%)	1.54	1.53	1.55	b	1.57	b	1.61	b
Ratio of expenses after expense reductions (including interest expense) (%)	1.54	1.53	1.55	b	1.57	b	1.61	b
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.54	1.53	1.55		1.55		1.55
Ratio of net investment income (%)	1.69	2.23	2.42		2.73		3.07
Portfolio turnover rate (%)	35	48	50		59		61
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Class S	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$12.07		$11.41		$11.47		$11.15		$11.07
Income from investment operations: Net investment income	.32		.37		.38		.41		.44
Net realized and unrealized gain (loss)	(.08)		.66		(.06)		.33		.11
Total from investment operations	.24		1.03		.32		.74		.55
Less distributions from: Net investment income	(.32)		(.37)		(.38)		(.41)		(.44)
Net realized gains	—		—		—		(.01)		(.03)
Total distributions	(.32)		(.37)		(.38)		(.42)		(.47)
Net asset value, end of period	$11.99		$12.07		$11.41		$11.47		$11.15
Total Return (%)	1.97	a	9.17	a	2.88	a	6.81		5.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	809		749		667		590		397
Ratio of expenses before expense reductions (including interest expense) (%)	.61		.61		.63	b	.64	b	.65	b
Ratio of expenses after expense reductions (including interest expense) (%)	.61		.60		.59	b	.64	b	.65	b
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61		.60		.59		.62		.59
Ratio of net investment income (%)	2.62		3.16		3.38		3.66		4.03
Portfolio turnover rate (%)	35		48		50		59		61
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Institutional Class	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$12.08	$11.41	$11.47		$11.15		$11.07
Income (loss) from investment operations: Net investment income	.33	.38	.39		.43		.45
Net realized and unrealized gain (loss)	(.08)	.67	(.06)		.33		.11
Total from investment operations	.25	1.05	.33		.76		.56
Less distributions from: Net investment income	(.33)	(.38)	(.39)		(.43)		(.45)
Net realized gains	—	—	—		(.01)		(.03)
Total distributions	(.33)	(.38)	(.39)		(.44)		(.48)
Net asset value, end of period	$12.00	$12.08	$11.41		$11.47		$11.15
Total Return (%)	2.07	9.37	2.98		6.95		5.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	520	401	304		230		119
Ratio of expenses (including interest expense) (%)	.51	.50	.49	a	.51	a	.55	a
Ratio of expenses (excluding interest expense) (%)	.51	.50	.49		.49		.49
Ratio of net investment income (%)	2.71	3.26	3.48		3.79		4.13
Portfolio turnover rate (%)	35	48	50		59		61
a Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $3,091,000, including $1,320,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2018, the expiration date, whichever occurs first; and approximately $1,771,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$1,219,906
Capital loss carryforward	$(3,091,000)
Net unrealized appreciation (depreciation) on investments	$114,896,990

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2013	2012
Distributions from tax-exempt income	$48,867,981	$47,787,943
Distributions from ordinary income	$—	$3,631

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $946,855,309 and $660,221,355, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.60%.

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%
Class S	.61%
Institutional Class	.61%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2013, the Administration Fee was $1,918,597, of which $164,217 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2013
Class A	$29,125	$—	$7,369
Class B	340	—	76
Class C	10,069	—	2,647
Class S	147,205	53,410	30,518
Institutional Class	48,958	—	13,064
	$235,697	$53,410	$53,674

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2013
Class B	$8,141	$571
Class C	781,575	69,112
	$789,716	$69,683

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2013	Annual Effective Rate
Class A	$1,139,673	$190,616	.24%
Class B	2,709	388	.25%
Class C	259,815	45,928	.25%
	$1,402,197	$236,932

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2013 aggregated $40,169.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2013, the CDSC for Class B and C shares aggregated $2,609 and $23,330, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2013, DIDI received $24,624 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,031, of which $8,389 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,776,730	$167,737,189	12,450,255	$146,934,903
Class B	133	1,624	5,302	62,106
Class C	2,960,490	36,013,714	3,098,829	36,573,292
Class S	24,423,190	297,218,157	20,192,787	236,963,567
Institutional Class	30,087,296	365,921,872	19,475,373	228,283,806
		$866,892,556		$648,817,674
Shares issued to shareholders in reinvestment of distributions
Class A	811,358	$9,869,950	788,258	$9,276,514
Class B	1,154	14,053	2,001	23,515
Class C	94,990	1,155,191	88,661	1,043,779
Class S	1,033,664	12,574,950	1,118,264	13,160,215
Institutional Class	1,099,777	13,386,222	902,378	10,632,289
		$37,000,366		$34,136,312
Shares redeemed
Class A	(11,018,292)	$(134,070,756)	(8,529,305)	$(100,042,354)
Class B	(30,009)	(366,275)	(46,373)	(543,416)
Class C	(1,857,996)	(22,601,955)	(1,312,980)	(15,410,936)
Class S	(20,043,967)	(244,009,191)	(17,774,390)	(209,718,270)
Institutional Class	(20,990,179)	(255,679,605)	(13,828,488)	(163,329,655)
		$(656,727,782)		$(489,044,631)
Net increase (decrease)
Class A	3,569,796	$43,536,383	4,709,208	$56,169,063
Class B	(28,722)	(350,598)	(39,070)	(457,795)
Class C	1,197,484	14,566,950	1,874,510	22,206,135
Class S	5,412,887	65,783,916	3,536,661	40,405,512
Institutional Class	10,196,894	123,628,489	6,549,263	75,586,440
		$247,165,140		$193,909,355

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2012 to May 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$979.10	$975.20	$976.20	$979.90	$981.20
Expenses Paid per $1,000*	$3.90	$7.78	$7.69	$3.06	$2.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,020.99	$1,017.05	$1,017.15	$1,021.84	$1,022.29
Expenses Paid per $1,000*	$3.98	$7.95	$7.85	$3.13	$2.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.79%	1.58%	1.56%	.62%	.53%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2013, 100% are designated as exempt-interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DITFF-2
(R-027918-2 7/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$77,597	$0	$0	$0
2012	$73,880	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$51,500	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$51,500	$0	$51,500
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 29, 2013